August 15, 2005

<<Investor Name>>

<<Address1>>

<<Address2>>

<<City, State, ZIP>>

Re: Distributions from Property Sales

Dear <<Investor>>:

I am pleased to provide you with an estimate of your distribution of net proceeds from the sale of certain properties in which your Wells limited partnership(s) invested. In November 2005, Wells plans to pay your distribution on the properties sold in the amount of $<<dollar amount of all funds>>. Note that this figure represents a gross amount, and any federal or state withholding rules will be applied to the final distribution.

I also have included any Net Sale Proceeds (NSP) distribution instructions on file where applicable. In the event we do not have instructions on file, Wells will use the default instructions. If you would like to consider reinvesting your distribution in another Wells product, please discuss your suitability with your financial representative. Note that Wells needs to receive the proper paperwork no later than September 30, 2005.

<<Smart Paragraph A: Only Insert for Wells Advisors Accounts>>

<<U.S. Bank, N.A. Account

Our records indicate that U.S. Bank is your IRA custodian. We highly recommend that you contact your tax advisor or financial representative in order to understand the tax and/or other implications related to this planned distribution. If U.S. Bank does not receive instructions specifying an alternative distribution method by September 15, 2005, they will place your distribution into a U.S. Bank insured money market savings account within your IRA so that it will be treated as a nontaxable event. The funds will remain in this account until Wells receives instructions from you to liquidate your funds held in the U.S. Bank insured money market savings account. >>

The estimated amounts of net sale proceeds being distributed to you for each fund in which you are a limited partner areis as follows:

Wells Fund Estimated Net Sale Proceeds Distribution

<<Wells Real Estate Fund III, L.P.>> <<Amount>>

<<Wells Real Estate Fund IV, L.P.>> <<Amount>>

<<Wells Real Estate Fund VI, L.P.>> <<Amount>>

<<Wells Real Estate Fund VII, L.P.>> <<Amount>>

<<Wells Real Estate Fund VIII, L.P.>> <<Amount>>

<<Wells Real Estate Fund IX, L.P.>> <<Amount>>

<<Wells Real Estate Fund X, L.P.>> <<Amount>>

<<Wells Real Estate Fund XI, L.P.>> <<Amount>>

<<Wells Real Estate Fund XII, L.P.>> <<Amount>>

<<Wells Real Estate Fund XIII, L.P.>> <<Amount>>

Wells will disburse your portion of the net sale proceeds as follows:

INSTRUCTIONS <Default/On File>

INSTRUCTION TYPE <Check/EFT/DRP/IRA Transfer>

RECIPIENT <Who>

ADDRESS <Only for Check or IRA Transfer>

FIXED AMOUNT/PERCENT <How $ is split for multiple instructions>

ELECTIVE WITHHOLDING PERCENT <If Any>

EXTERNAL ACCOUNT NUMBER <Third Party Account Number>

<<Smart Paragraph B>>

<<Wells Real Estate Fund III, L.P.

The net sale proceeds distribution for Fund III totals approximately $3,950,000, with proceeds coming from the sales of 880 Holcomb Bridge Road, Brookwood Grill, and 4400 Cox Road.

The 880 Holcomb Bridge Road property was sold on July 1, 2004. The total net sale proceeds were $6,889,379, and $607,643 in net sale proceeds has been allocated to Fund III. Approximately $58,283 of these proceeds has been used for the Fund's pro-rata share of the re-leasing costs at 4400 Cox Road. In addition, $90,075 of these proceeds was distributed in May 2005. The remaining $459,285 will be included in the planned distribution.

The Brookwood Grill property was sold on July 1, 2004. The total net sale proceeds were $2,346,693, and $883,530 in net sale proceeds has been allocated to Fund III. Approximately $84,745 of these proceeds has been used for the Fund's pro-rata share of the re-leasing costs at 4400 Cox Road. Also, $130,972 of these proceeds was distributed in May 2005. The remaining $667,812 will be included in the planned distribution.

The 4400 Cox Road property was sold on June 21, 2005. The total net sale proceeds were $6,300,585, and $3,607,520 in net sale proceeds has been allocated to Fund III. The planned distribution includes $2,822,902 of these proceeds. The remaining $784,617 is being reserved, since there is only one property remaining in the fund (Boeing at the Atrium), and we anticipate funding capital expenditures at this property.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund IV, L.P.

The net sale proceeds distribution for Fund IV totals approximately $2,700,000, with proceeds coming from the sales of Stockbridge Village Shopping Center and 4400 Cox Road.

The Stockbridge Village Shopping Center sale closed on April 29, 2004. The total net sale proceeds were $12,024,223, and proceeds of $5,144,985 were allocated to Fund IV. Approximately $1,326,535 of these proceeds has been used for the Fund's pro-rata share of the re-leasing costs at 10407 Centurion Parkway North and 4400 Cox Road. In November 2004, approximately $3,066,261 of the proceeds was distributed. The remaining $752,189 will be included in the planned distribution.

The 4400 Cox Road property was sold on June 21, 2005. The total net sale proceeds were $6,300,585, and $2,698,065 in net sale proceeds has been allocated to Fund IV. Of these proceeds, $130,687 has been used to fund operating costs of the partnership. Another $1,947,811 will be included in the planned distribution. The remaining $619,567 is being reserved since there is only one property remaining in the fund (10407 Centurion Parkway), and we anticipate funding capital expenditures at this property.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund VI, L.P.

The net sale proceeds distribution for Fund VI totals approximately $3,700,000, with proceeds coming from the sales of the Marathon and Tanglewood Commons properties.

The Marathon property was sold on December 29, 2004. The total net sale proceeds were $9,927,330, and $4,152,602 in net sale proceeds has been allocated to Fund VI. Approximately $3,798,426 of these proceeds was distributed in May 2005. The remaining $354,176 will be included in the planned distribution.

The Tanglewood Commons property was sold on April 21, 2005. The total net sale proceeds were $11,236,283, and $3,848,461 in net sale proceeds has been allocated to Fund VI. Approximately $126,726 of these proceeds has been used to fund operating costs of the partnership. The planned distribution includes another $3,345,824. The remaining $375,911 is being reserved, since there is only one property remaining in the fund (BellSouth), and we anticipate funding re-leasing expenditures at this property.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund VII, L.P.

The net sale proceeds distribution for Fund VII totals approximately $4,200,000, with proceeds coming from the sales of the Marathon and Tanglewood Commons properties.

The Marathon property was sold on December 29, 2004. The total net sale proceeds were $9,927,330, and approximately $4,140,689 in net sale proceeds has been allocated to Fund VII. Approximately $3,442,287 of these proceeds was distributed in May 2005. The remaining $698,402 will be included in the planned distribution.

The Tanglewood Commons property was sold on April 21, 2005. The total net sale proceeds were $11,236,283, and $3,752,368 in net sale proceeds has been allocated to Fund VII. The planned distribution includes $3,501,598 of these proceeds. The remaining $250,770 is being reserved to fund anticipated re-leasing costs at the BellSouth and CH2M Hill buildings.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will be distributed first to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund VIII, L.P.

The net sale proceeds distribution for Fund VIII totals approximately $5,000,000, with proceeds coming from the sales of the 15253 Bake Parkway and Tanglewood Commons properties.

The 15253 Bake Parkway property was sold on November 30, 2004. The total net sale proceeds were $11,892,035, and $5,487,477 in net sale proceeds has been allocated to Fund VIII. Approximately $424,857 of these proceeds has been used for the Fund's pro-rata share of re-leasing costs for the Gambro Healthcare lease at the property and the CH2M Hill lease renewal . AAApproximately $3,612,619 of these proceeds was distributed in May 2005. The remaining $1,450,000 will be included in the planned distribution.

The Tanglewood Commons property was sold on April 21, 2005. The total net sale proceeds were $11,236,283, and $3,635,454 in net sale proceeds has been allocated to Fund VIII. The planned distribution includes approximately $3,550,000 of these proceeds. The remaining $85,455 is being reserved to fund anticipated re-leasing costs at the BellSouth and CH2M Hill buildings.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

The Cirrus Logic Unamortized Leasing Costs were sold at a sale price which was less than the purchase price originally paid. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Then, nNet sale proceeds will first be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund IX, L.P.

The net sale proceeds distribution for Fund IX totals approximately $5,250,000, with proceeds coming from the sales of the 15253 Bake Parkway and Alstom Power properties.

The 15253 Bake Parkway property was sold on November 30, 2004. The total net sale proceeds were $11,892,035, and $4,526,770 in net sale proceeds has been allocated to Fund IX. Approximately $237,910 of these proceeds has been used for the Fund's pro-rata share of re-leasing costs for the Gambro Healthcare lease at the property . AAApproximately $2,488,372 of these proceeds was distributed in May 2005. The remaining $1,800,488 will be included in the planned distribution.

The Alstom Power property was sold on March 15, 2005. The total net sale proceeds were $11,641,389, and $4,543,704 in net sale proceeds has been allocated to Fund IX. The planned distribution includes $3,449,512 of these proceeds. The remaining $1,094,192 is being reserved to fund anticipated re-leasing costs at the Ohmeda and 360 Interlocken buildings.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

The Cirrus Logic Unamortized Leasing Costs were sold at a sale price which was less than the purchase price originally paid. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Then, nNet sale proceeds will first be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund X, L.P.

The net sale proceeds distribution for Fund X totals approximately $4,850,000, with proceeds coming from the sales of the Cort and Alstom Power properties.

The Cort Building was sold on September 11, 2003, with net sale proceeds totaling $5,563,403. Proceeds of $1,818,114 were allocated to Fund X. Approximately $1,035,000 of these proceeds was distributed in November 2004. The remaining $783,114 will be included in the planned distribution.

The Alstom Power property was sold on March 15, 2005. The total net sale proceeds were $11,641,389, and approximately $5,645,061 in net sale proceeds has been allocated to Fund X. The planned distribution includes $4,066,886 of these proceeds. The remaining $1,578,175 is being reserved to fund anticipated re-leasing costs at the Ohmeda and 360 Interlocken buildings.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

The Cirrus Logic Unamortized Leasing Costs were sold at a sale price which was less than the purchase price originally paid. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Then, nNet sale proceeds will first be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund XI, L.P.

The net sale proceeds distribution for Fund XI totals approximately $4,500,000, with proceeds coming from the sales of the Johnson Matthey, Alstom Power, and Gartner buildings.

The Johnson Matthey property was sold on October 5, 2004. The total net sale proceeds were $9,675,000, and $2,529,819 in net sale proceeds has been allocated to Fund XI. Approximately $984,093 of these proceeds was distributed in May 2005. The remaining $1,545,726 will be included in the planned distribution.

The Alstom Power property was sold on March 15, 2005. The total net sale proceeds were $11,641,389, and $1,023,115 in net sale proceeds has been allocated to Fund XI. These proceeds are included in the planned distribution.

The Gartner property was sold on April 13, 2005. The total net sale proceeds were $12,395,896, and $3,241,279 in net sale proceeds has been allocated to Fund XI. The planned distribution includes $1,931,159 of these proceeds. The remaining $1,310,120 is being reserved to fund anticipated re-leasing costs at the Ohmeda, 360 Interlocken, 111 Southchase, and 20/20 buildings.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will first be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund XII, L.P.

The net sale proceeds distribution for Fund XII totals approximately $11,900,000, with proceeds coming from the sales of the Johnson Matthey, Gartner, and AT&T Oklahoma buildings.

The Johnson Matthey property was sold on October 5, 2004. The total net sale proceeds were $9,675,000, and $1,653,361 in net sale proceeds has been allocated to Fund XII. Approximately $1,450,000 of these proceeds was distributed in May 2005. The remaining $203,361 will be included in the planned distribution.

.

The Gartner property was sold on April 13, 2005. The total net sale proceeds were $12,395,896, and $2,118,335 in net sale proceeds has been allocated to Fund XII. The planned distribution includes $2,117,051 of these proceeds. The remaining $1,284 is being reserved for ongoing operations.

The AT&T Oklahoma property was sold on April 13, 2005. The total net sale proceeds were $21,306,563, and $9,585,397 in net sale proceeds has been allocated to Fund XII. The planned distribution includes $9,579,588 of these proceeds. The remaining $5,808 is being reserved for ongoing operations.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will be distributed to Tax-Preferred limited partners until each Tax-Preferred limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Cash-Preferred limited partners, on a per-unit basis, during the same ownership period that each Tax-Preferred limited partner held his Tax-Preferred units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Cash-Preferred and Tax-Preferred limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund XIII, L.P.

The net sale proceeds distribution for Fund XIII totals approximately $10,000,000, with proceeds coming from the sales of the John Wiley and AmeriCredit buildings.

The John Wiley property was sold on April 13, 2005. The total net sale proceeds were $21,426,585, and $6,023,013 in net sale proceeds has been allocated to Fund XIII. The planned distribution includes $5,997,246 of these proceeds. The remaining $25,767 is being reserved for ongoing operations.

The AmeriCredit property was sold on April 13, 2005. The total net sale proceeds were $14,300,788, and $4,019,952 in net sale proceeds has been allocated to Fund XIII. The planned distribution includes $4,002,754 of these proceeds. The remaining $17,198 is being reserved for ongoing operations.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

The Cirrus Logic Unamortized Leasing Costs were sold at a sale price which was less than the purchase price originally paid. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Then, nNet sale proceeds will first be distributed to Tax-Preferred limited partners until each Tax-Preferred limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Cash-Preferred limited partners, on a per-unit basis, during the same ownership period that each Tax-Preferred limited partner held his Tax-Preferred units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Cash-Preferred and Tax-Preferred limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.>>

Please note that in accordance with the terms of the Partnership Agreements, the General Partners will not be receiving any net sale proceeds from this distribution.

Should you have any questions, please call us at 800-557-4830. Our Client Services Specialists are available Monday through Thursday from 8:15 a.m. to 6:30 p.m., and Friday from 8:15 a.m. to 5:30 p.m. (ET). You also may send an e-mail to clientservices@wellsref.com.

Thank you for supporting Wells Real Estate Funds.

Sincerely,

/s/ Leo F. Wells, III

Leo F. Wells III

General Partner

cc: Financial Representative